Exhibit 99.1

IN-O-VATE TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

WITH INDEPENDENT AUDITOR’S REPORT

December 31, 2018

IN-O-VATE TECHNOLOGIES, INC.

INDEPENDENT AUDITOR’S REPORT

In-O-Vate Technologies, Inc.

Jupiter, Florida

We have audited the accompanying financial statements of In-O-Vate Technologies, Inc., which comprise the balance sheet as of December 31, 2018, and the related statements of operations, changes in stockholders’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of In-O-Vate Technologies, Inc., as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

In our report dated May 24, 2019, we expressed an qualified opinion because we did not observe the taking of the physical inventories, as of December 31, 2018 or January 1, 2018, stated at $418,119 and $413,893, respectively, since those dates were prior to our initial engagement as auditors for the Company and did not initially obtain sufficient appropriate audit evidence about inventory quantities by other auditing procedures. However, we have since obtained sufficient appropriate audit evidence about inventory quantities by other auditing procedures. Accordingly, our present opinion on the 2018 financial statements, as presented herein, is different from that expressed in our previous report.

Certified Public Accountants

September 16, 2019

201 EAST PINE STREET, SUITE 801   • ORLANDO, FLORIDA 32801   • (407) 843-4433   • FAX (407) 841-6694
www.vestal-wiler.com

IN-O-VATE TECHNOLOGIES, INC.

BALANCE SHEET

December 31, 2018

ASSETS

CURRENT ASSETS:
Cash	$1,097,965
Marketable securities	582,520
Accounts receivable - net	1,064,921
Inventories	418,119
Prepaid expenses	124,817
TOTAL CURRENT ASSETS	3,288,342
PROPERTY AND EQUIPMENT - Net	91,909
DEPOSITS	217
$3,380,468
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$326,309
Accrued expenses	257,339
TOTAL CURRENT LIABILITIES	583,648

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Common stock - $0.10 par value, 1,000 shares authorized, issued and outstanding	100
Additional paid-in capital	5,000
Retained earnings	2,791,720
TOTAL STOCKHOLDERS’ EQUITY	2,796,820
$3,380,468

See notes to financial statements.

IN-O-VATE TECHNOLOGIES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

SALES - Net	$13,648,305
COST OF SALES	8,700,753
GROSS PROFIT	4,947,552
GENERAL AND ADMINISTRATIVE EXPENSES	2,667,605
INCOME FROM OPERATIONS	2,279,947
OTHER INCOME (EXPENSE):
Net loss on marketable securities	(136,099)
Interest income	4,036
Other expenses - net	(57,351)
OTHER EXPENSE - Net	(189,414)
NET INCOME	$2,090,533

See notes to financial statements.

IN-O-VATE TECHNOLOGIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Year Ended December 31, 2018

	Common Stock	Additional Paid-In Capital	Retained Earnings	Total Stockholders’ Equity
BALANCE - January 1, 2018	$100	$5,000	$2,440,885	$2,445,985
Net income	—	—	2,090,533	2,090,533
Distributions to stockholders	—	—	(1,739,698)	(1,739,698)
BALANCE - December 31, 2018	$100	$5,000	$2,791,720	$2,796,820

See notes to financial statements.

IN-O-VATE TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,090,533
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,215
Provision for bad debt	3,869
Net loss on marketable securities	136,099
Loss on disposal of property and equipment	3,614
Changes in operating assets and liabilities:
Accounts receivable	(254,341)
Inventories	(4,226)
Prepaid expenses	(39,588)
Deposits	(1,233)
Accounts payable	(77,516)
Accrued and other liabilities	45,827
Net cash provided by operating activities	1,954,253

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(6,976)
Proceeds from sale of marketable securities	20,200
Net cash provided by investing activities	13,224

CASH FLOWS FROM FINANCING ACTIVITIES -
Distributions to stockholders	(1,739,698)

NET INCREASE IN CASH	227,779

CASH - Beginning of year	870,186

CASH - End of year	$1,097,965

See notes to financial statements.

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 1                                                 NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Reporting Entity and Business – In-O-Vate Technologies, Inc. (the Company) was incorporated in the state of Florida on October 26, 2001. The Company’s headquarter is located in Jupiter, Florida and serves customers throughout the United States. The Company is engaged in the business of developing and improving dryer exhaust performance for safety and efficiency and supplying a variety of dryer exhaust system products through fulfillment services.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Basis of Accounting – The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with U.S. GAAP.

Revenue Recognition – Revenue from the sale of inventory, equipment components, parts and accessories are recorded when all of the risks and rewards of ownership are transferred to the customer. For the majority of the Company’s sales, this occurs when the products are shipped to the customer.

Cash – Cash balances consist of bank deposits, which at times, may exceed federally insured limits.

Marketable Securities – Marketable securities, which consist primarily of cash equivalents and equity securities are classified as trading securities and are reported in the financial statements at fair value. Realized and unrealized gains and losses are included in the statement of operations.

Accounts Receivable – Accounts receivable are recorded when invoices are issued and are presented in the balance sheet net of an allowance for doubtful accounts. The Company reviews all accounts receivable considered at risk on a periodic basis. Any allowance for doubtful accounts is estimated based on the Company’s historical losses, existing economic conditions, and the financial stability of its customers. Accounts receivable are written-off when they are determined to be uncollectible. At December 31, 2018, the allowance for doubtful accounts amounted to $9,458.

Inventories – Inventories consist primarily of finished goods held in an outside fulfillment location, assembly goods, or goods in transit, and are stated at the lower of cost (average cost method) or net realizable value.

The Company has supply agreements to purchase inventories from manufacturers and an agreement with an outside fulfillment provider to provide for warehouse storage of inventory (See Note 6).

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 1                                                 NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment – Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which is generally between three and ten years. Expenditures for repairs and maintenance are charged to operations as incurred. When assets are disposed the cost and related accumulated depreciation are removed and a gain or loss is recorded to other income/expense.

Income Taxes – The Company, with the consent of its stockholder, elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code (IRC). In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income.

Under U.S. GAAP, the Company is required to evaluate each of its tax positions to determine if they more likely than not would not be sustained if the taxing authority examines the respective position. A tax position includes an entity’s status, including its status as a pass-through entity, and a decision not to file a tax return. The Company has evaluated each of its tax positions and has determined that no provision or liability for income taxes is necessary.

The Company files an income tax return in the U.S. federal jurisdiction and various state jurisdictions.

Concentrations of Credit Risk – Financial instruments that potentially expose the Company to a concentration of credit risk consist primarily of cash, marketable securities, and accounts receivable. A significant portion of the Company’s cash and marketable securities are maintained with a single bank and, accordingly, the Company is subject to credit risk. The Company minimizes its credit risk associated with cash and marketable securities by using high credit quality financial institutions. Periodic evaluation of the relative credit standing of the financial institutions maintaining the Company’s deposits are performed to evaluate and mitigate credit risk. The Company’s risk associated with accounts receivable is mitigated based on their evaluation of the customer’s financial condition.

Advertising Costs – Advertising costs are expensed as incurred and are included in general and administrative expenses in the accompanying statement of operations. Advertising costs amounted to $583,913, for the year ended December 31, 2018.

Shipping and Handling Costs – Shipping and handling costs are included in cost of sales and amounted to $1,026,328, for the year ended December 31, 2018. The Company also charges certain customers shipping and handling fees, which amounted to $355,520 for the year ended December 31, 2018 and is included in net sales.

Research and Development Costs – Research and development costs are expensed as incurred and included as general and administrative expenses in the statement of operations. Total research and development expenses for the year ended December 31, 2018, was $26,692.

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 1                                                 NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements – U.S. GAAP establishes a framework for measuring fair value of financial instruments which provides a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities, or “Level 1” measurements, and the lowest priority to unobservable inputs, or “Level 3” measurements. The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. The inputs or methodology used for valuing marketable securities are not an indication of the risk associated with investing in those securities.

The Company utilizes Level 1 inputs to value marketable securities at December 31, 2018. There have been no changes in the methodologies used at December 31, 2018.

The preceding method may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Effect of Recent Accounting Pronouncements – In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). This update provides a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. Additionally, this guidance expands related disclosure requirements. This ASU is effective for annual reporting periods beginning after December 15, 2018. Early application is permitted as of annual periods beginning after December 15, 2016. This update permits the use of either the retrospective or cumulative effect transition method. The Company does not expect this guidance to have a material effect on its financial statements and is evaluating the expected adoption method on its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This update requires organizations to recognize lease assets and lease liabilities on the balance sheet and also disclose key information about leasing arrangements. This ASU is effective for annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact this guidance will have on its financial statements.

Subsequent Events – The Company has evaluated subsequent events through September 16, 2019, the date which the financial statements were available to be issued (See Note 10).

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 2                                                                 MARKETABLE SECURITIES

The fair value of Level 1 marketable securities amounted to approximately $582,500 at December 31, 2018.

Gains and losses on marketable securities included in earnings for the year ended December 31, 2018, are recorded in other income / expense and consist of the following:

Realized losses	$(38,195)
Unrealized losses	(100,044)
Dividend and interest income	3,693
Investment expenses	(1,553)
Net loss on marketable securities	$(136,099)

NOTE 3                                                 INVENTORIES

At December 31, 2018, inventories consist of the following:

Finished goods	$416,972
Inventory in transit	1,147
$418,119

NOTE 4                                                 PROPERTY AND EQUIPMENT

At December 31, 2018, property and equipment consist of the following:

Tooling and equipment	$432,916
Office equipment	113,638
Furniture and fixtures	20,938
567,492
Less: accumulated depreciation and amortization	475,583
$91,909

Depreciation expense amounted to $51,215 for the year ended December 31, 2018.

NOTE 5                                                 LINE OF CREDIT

The Company has a $100,000 revolving line of credit (the line) with a financial institution. Interest is charged monthly at the prime rate (5.50% at December 31, 2018) plus 2.75%. The line automatically renews annually. There were no draws during 2018 and no amount is outstanding on the line at December 31, 2018.

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 6                                                 COMMITMENTS AND CONTINGENCIES

Operating Lease – The Company leases office space under a month-to-month operating lease agreement with a related party through common ownership. Rent expense to this related party for the year ended December 31, 2018 amounted to $62,818.

Supplier Agreements – The Company entered into agreements with its primary suppliers. These agreements provide for annual pricing, annual purchase obligations, exclusivity in the production of certain products, as well as rebates if certain volume thresholds are exceeded, as defined. The Company has met all purchase obligations for the year ended December 31, 2018.

Fulfillment Arrangement – The Company distributes inventory to its customers through the use of an integrated distribution facility under an existing arrangement with an outside fulfillment provider located in Glasgow, Kentucky. As of December 31, 2018, all fulfillment was being handled by one outsourced provider. Management believe that other third-party fulfillment providers could be utilized if needed and continually evaluate the need for secondary fulfillment services. For the year ended December 31, 2018, order fulfillment costs and fulfillment freight costs were $26,559 and $328,304, respectively, which are included in cost of sales in the accompanying statement of operations.

Key Employee Agreements - The Company has employment agreements with three key employees of the management team. The agreements provide the detail for compensation and phantom equity agreements (Phantom Equity).

The Phantom Equity provides for phantom stock awards ranging from 2.25 times the employee’s salary to a maximum of 5% of the amount of equity shares sold to another company or $500,000. The receipt of the Phantom Equity is contingent on the sale of the Company.

If the Company is not sold within four years from October 2, 2017, one employee will receive 50% of the anticipated Phantom Equity in stock certificates. Since there has been no sale and a sale cannot be assured of Company stock, no accrual for the Phantom Equity has been recorded in the December 31, 2018 financial statements.

NOTE 7                                                 RELATED PARTY TRANSACTIONS

On September 20, 2018, the stockholders formed a new company for the purpose of managing and facilitating the direct to consumer line-of-business. There was no activity recorded in this related party during the year ended December 31, 2018. The Company accounted for all of the direct to consumer line-of-business in the accompanying statement of operations for the year ended December 31, 2018. Direct to consumer sales totaled $441,039 for the year ended December 31, 2018.

IN-O-VATE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

NOTE 8                                                 EMPLOYEE BENEFIT PLAN

The Company sponsors a 401(k) Plan (the Plan). The Plan covers substantially all employees meeting certain minimum age and length of service requirements. The Company may make contributions to the Plan at its discretion. During the year ended December 31, 2018, the Company made contributions totaling $107,926 to the Plan.

NOTE 9                                                 CONCENTRATIONS

Significant Customers – As of and for the year ended December 31, 2018, significant customers are as follows:

		Accounts
Customer	Sales	Receivable
A	11%	37%
B	10%	2%

Significant Vendors – For the year ended December 31, 2018, the Company incurred costs with one significant vendor, approximating 65% of cost of sales and totaled approximately 27% of the accounts payable balance at December 31, 2018. Management believes there are other vendors that are readily available in the event of interruption with this vendor.

Fulfillment Provider – For the year ended December 31, 2018, approximately 27% of all sales were shipped from one fulfillment provider. Additionally, almost all of its direct-to-consumer orders are shipped by the same third-party provider.

NOTE 10                                          SUBSEQUENT EVENT

The Company received a Letter of Intent (LOI) from a prospective buyer dated April 9, 2019, to acquire 100% of the assets for up to $12,500,000. On June 17, 2019 the Company entered into an Asset Purchase Agreement with the prospective buyer and sold substantially all of its assets and liabilities.